Exhibit 4.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of March     , 2010, is entered into by and between Alma Maritime Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Corporation”), and Gallery Services Ltd., a Marshall Islands corporation (the “Purchaser”).

WHEREAS, the Corporation desires to issue and sell to Purchaser, and Purchaser desires to subscribe for and purchase from the Corporation, a number of shares of the Common Stock, par value $0.001 per share, of the Corporation (“Common Stock”);

WHEREAS, the Corporation and Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used in this Agreement shall have the following respective meanings:

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation.

“Consummation of the Initial Public Offering” following the sale to the underwriters of the number of firm shares stated in the final prospectus related to this Corporation’s initial public offering of Common Stock.

“Control” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.  Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

“Purchase Price” means one million one hundred seventy four thousand one hundred U.S. Dollars ($1,174,100.00). Purchaser shall be entitled to receive credit towards the Purchase Price for any cash advanced to the Corporation prior to consummation of the transactions contemplated in Sections 2.1 and 2.2 hereof.

“Shares” means 58,705 shares of Common Stock to be purchased by the Purchaser and issued by the Corporation in accordance with the terms hereof.

“United States” means United States of America, its territories and possessions, any State of the United States of America or the District of Columbia

“U.S. person” means any natural person who is a resident of the United States or to any other U.S. person (as defined in Regulation S under the Securities Act).

ARTICLE II

PURCHASE AND SALE OF SHARES

SECTION 2.1.                      Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions hereof, the Corporation agrees to issue and sell to Purchaser, and the Purchaser agrees to subscribe for and purchase from the Corporation, the Shares  in exchange for the Purchase Price paid by the Purchaser as set forth in Section 2.2 below.

SECTION 2.2.                      Payment for Issuance of Shares.  The Purchaser shall pay the Purchase Price for the Shares and the Corporation shall issue the Shares to the Purchaser concurrently with the Consummation of the Initial Public Offering.

SECTION 2.3.                      Registration Rights.  In connection with the sale and purchase of the Shares, the Corporation has agreed to grant the Purchaser certain registration rights with respect to Common Stock held by the Purchase and concurrently with the execution and delivery of this Agreement, the Corporation and the Purchaser, together with certain other purchasers of Common Stock, are entering into a Registration Rights Agreement for such purpose..

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Corporation as follows:

(a)         The Purchaser has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(b)         The execution, delivery and performance by the Purchaser of this Agreement will not (with or without notice or lapse of time, or both) (i) result in any violation of any provision of its articles of incorporation company agreement, bylaws or other organizational documents, (ii) conflict with or constitute breach of, or default under, or result in the creation or imposition of any lien, encumbrance, security interest, pledge, mortgage, charge,

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other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it is a party or by which any of its assets may be bound or (iii) result in any violation of any applicable law, statute, rule or regulation or order of any governmental authority.  Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)         The Purchaser represents and warrants that the Purchaser: (i)  is familiar with the Corporation and its business prospects and (ii) has had an opportunity to select and consult with such attorneys, business consultants and any other person(s) the Purchaser has wished to confer with.  The Purchaser acknowledges that the Corporation has made available to the Purchaser prior to the signing of this Agreement and sale of any Common Stock, the opportunity to ask questions of any person authorized to act on behalf of the Corporation concerning any aspect of the investment and to obtain any additional information, to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information.

(d)         The Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.   The Purchaser has substantial knowledge and experience in financial, investment and business matters, and has the requisite knowledge and experience to evaluate the risks and merits of this investment.  The decision of the Purchaser to purchase the Shares hereunder has been made by the Purchaser independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Corporation that may have been made or given to the Purchaser.  The Purchaser can and will bear the economic risks of the Purchaser’s investment in the Corporation and is able to hold the Corporation’s Common Stock indefinitely without registration and is able to sustain a complete loss if the Shares become worthless.

(e)         The Purchaser is neither a U.S. person nor acquiring Shares for the account or benefit of any U.S. person.

(f)          This Agreement has been executed and delivered by the Purchaser outside the United States.

(g)         (i) The Shares being purchased hereunder have not been registered under the Securities Act, (ii) such Shares are being sold pursuant an exemption under Section 4(2) of the Securities Act or in reliance on Regulation S promulgated under the Securities Act, and (iii) the Corporation’s reliance on such exemption or Regulation S is predicated in part on the Purchaser’s representations made pursuant to this Agreement.  The Purchaser has no contract, undertaking, agreement or arrangement with any other person or entity to sell, transfer or pledge any Common Stock that the Purchaser is purchasing hereunder, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

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(h)         The Purchaser acknowledges that the Shares of Common Stock have not been registered or qualified for resale under applicable securities laws and may not be sold except pursuant to such registration or qualification thereunder or an exemption therefrom.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to the Purchaser as follows:

(a)         The Corporation has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Corporation will not violate any other material agreement to which the Corporation is a party.  This Agreement has been duly and validly authorized, executed and delivered by the Corporation and constitutes a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) s subject to general principles of equity.

(b)         The Shares, upon issuance against payment therefore hereunder, will be duly authorized, validly issued, fully paid and non-assessable.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.                      Governing Law.  This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions.

SECTION 5.2.                      Assignment.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder shall be assignable by either the Corporation or Purchaser without the other’s prior written consent, except that Purchaser (or any successor assignee) may assign any or all of the foregoing in whole or in part to one or more of its Affiliates.

SECTION 5.3.                      Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

SECTION 5.4.                      Section and Other Headings; Interpretation.  The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

SECTION 5.5.                      Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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SECTION 5.6.                      Entire Agreement; Waiver, Amendment.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral.  Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ALMA MARITIME LIMITED

By:
Name:
Title:

GALLERY SERVICES LTD.

By:
Name:
Title:

[Signature Page to Alma Maritime Limited Subscription Agreement]

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SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of March     , 2010, is entered into by and between Alma Maritime Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Corporation”), and Kingsway Navigation Limited, a Marshall Islands corporation (the “Purchaser”).

WHEREAS, the Corporation desires to issue and sell to Purchaser, and Purchaser desires to subscribe for and purchase from the Corporation, a number of shares of the Common Stock, par value $0.001 per share, of the Corporation (“Common Stock”);

WHEREAS, the Corporation and Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used in this Agreement shall have the following respective meanings:

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation.

“Consummation of the Initial Public Offering” following the sale to the underwriters of the number of firm shares stated in the final prospectus related to this Corporation’s initial public offering of Common Stock.

“Control” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.  Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

“Purchase Price” means five hundred twenty five thousand nine hundred U.S. Dollars ($525,900.00). Purchaser shall be entitled to receive credit towards the Purchase Price for any cash advanced to the Corporation prior to consummation of the transactions contemplated in Sections 2.1 and 2.2 hereof.

“Shares” means 26,295 shares of Common Stock to be purchased by the Purchaser and issued by the Corporation in accordance with the terms hereof.

“United States” means United States of America, its territories and possessions, any State of the United States of America or the District of Columbia

“U.S. person” means any natural person who is a resident of the United States or to any other U.S. person (as defined in Regulation S under the Securities Act).

ARTICLE II

PURCHASE AND SALE OF SHARES

SECTION 2.1.                      Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions hereof, the Corporation agrees to issue and sell to Purchaser, and the Purchaser agrees to subscribe for and purchase from the Corporation, the Shares  in exchange for the Purchase Price paid by the Purchaser as set forth in Section 2.2 below.

SECTION 2.2.                      Payment for Issuance of Shares.  The Purchaser shall pay the Purchase Price for the Shares and the Corporation shall issue the Shares to the Purchaser concurrently with the Consummation of the Initial Public Offering.

SECTION 2.3.                      Registration Rights.  In connection with the sale and purchase of the Shares, the Corporation has agreed to grant the Purchaser certain registration rights with respect to Common Stock held by the Purchase and concurrently with the execution and delivery of this Agreement, the Corporation and the Purchaser, together with certain other purchasers of Common Stock, are entering into a Registration Rights Agreement for such purpose..

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Corporation as follows:

(a)           The Purchaser has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(b)           The execution, delivery and performance by the Purchaser of this Agreement will not (with or without notice or lapse of time, or both) (i) result in any violation of any provision of its articles of incorporation company agreement, bylaws or other organizational documents, (ii) conflict with or constitute breach of, or default under, or result in the creation or imposition of any lien, encumbrance, security interest, pledge, mortgage, charge,

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other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it is a party or by which any of its assets may be bound or (iii) result in any violation of any applicable law, statute, rule or regulation or order of any governmental authority.  Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)           The Purchaser represents and warrants that the Purchaser: (i)  is familiar with the Corporation and its business prospects and (ii) has had an opportunity to select and consult with such attorneys, business consultants and any other person(s) the Purchaser has wished to confer with.  The Purchaser acknowledges that the Corporation has made available to the Purchaser prior to the signing of this Agreement and sale of any Common Stock, the opportunity to ask questions of any person authorized to act on behalf of the Corporation concerning any aspect of the investment and to obtain any additional information, to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information.

(d)           The Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.   The Purchaser has substantial knowledge and experience in financial, investment and business matters, and has the requisite knowledge and experience to evaluate the risks and merits of this investment.  The decision of the Purchaser to purchase the Shares hereunder has been made by the Purchaser independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Corporation that may have been made or given to the Purchaser.  The Purchaser can and will bear the economic risks of the Purchaser’s investment in the Corporation and is able to hold the Corporation’s Common Stock indefinitely without registration and is able to sustain a complete loss if the Shares become worthless.

(e)           The Purchaser is neither a U.S. person nor acquiring Shares for the account or benefit of any U.S. person.

(f)            This Agreement has been executed and delivered by the Purchaser outside the United States.

(g)           (i) The Shares being purchased hereunder have not been registered under the Securities Act, (ii) such Shares are being sold pursuant an exemption under Section 4(2) of the Securities Act or in reliance on Regulation S promulgated under the Securities Act, and (iii) the Corporation’s reliance on such exemption or Regulation S is predicated in part on the Purchaser’s representations made pursuant to this Agreement.  The Purchaser has no contract, undertaking, agreement or arrangement with any other person or entity to sell, transfer or pledge any Common Stock that the Purchaser is purchasing hereunder, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

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(h)           The Purchaser acknowledges that the Shares of Common Stock have not been registered or qualified for resale under applicable securities laws and may not be sold except pursuant to such registration or qualification thereunder or an exemption therefrom.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to the Purchaser as follows:

(a)           The Corporation has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Corporation will not violate any other material agreement to which the Corporation is a party.  This Agreement has been duly and validly authorized, executed and delivered by the Corporation and constitutes a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) s subject to general principles of equity.

(b)           The Shares, upon issuance against payment therefore hereunder, will be duly authorized, validly issued, fully paid and non-assessable.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.                      Governing Law.  This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions.

SECTION 5.2.                      Assignment.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder shall be assignable by either the Corporation or Purchaser without the other’s prior written consent, except that Purchaser (or any successor assignee) may assign any or all of the foregoing in whole or in part to one or more of its Affiliates.

SECTION 5.3.                      Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

SECTION 5.4.                      Section and Other Headings; Interpretation.  The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

SECTION 5.5.                      Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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SECTION 5.6.                      Entire Agreement; Waiver, Amendment.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral.  Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ALMA MARITIME LIMITED

By:
Name:
Title:

KINGSWAY NAVIGATION LIMITED

By:
Name:
Title:

[Signature Page to Alma Maritime Limited Subscription Agreement]

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SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of March     , 2010, is entered into by and between Alma Maritime Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Corporation”), and Maas Capital Investments B.V., a company organized under the laws of The Netherlands (the “Purchaser”).

WHEREAS, the Corporation desires to issue and sell to Purchaser, and Purchaser desires to subscribe for and purchase from the Corporation, a number of shares of the Common Stock, par value $0.001 per share, of the Corporation (“Common Stock”);

WHEREAS, the Corporation and Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used in this Agreement shall have the following respective meanings:

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation.

“Consummation of the Initial Public Offering” following the sale to the underwriters of the number of firm shares stated in the final prospectus related to this Corporation’s initial public offering of Common Stock.

“Control” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.  Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

“Purchase Price” means twenty-six million nine hundred fifty two thousand five hundred eighty U.S. Dollars ($26,952,580.00).  Purchaser shall be entitled to receive credit towards the Purchase Price for any cash advanced to the Corporation prior to consummation of the transactions contemplated in Sections 2.1 and 2.2 hereof.

“Shares” means 1,347,629 shares of Common Stock to be purchased by the Purchaser and issued by the Corporation in accordance with the terms hereof.

“United States” means United States of America, its territories and possessions, any State of the United States of America or the District of Columbia

“U.S. person” means any natural person who is a resident of the United States or to any other U.S. person (as defined in Regulation S under the Securities Act).

ARTICLE II

PURCHASE AND SALE OF SHARES

SECTION 2.1.                      Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions hereof, the Corporation agrees to issue and sell to Purchaser, and the Purchaser agrees to subscribe for and purchase from the Corporation, the Shares  in exchange for the Purchase Price paid by the Purchaser as set forth in Section 2.2 below.

SECTION 2.2.                      Payment for Issuance of Shares.  The Purchaser shall pay the Purchase Price for the Shares and the Corporation shall issue the Shares to the Purchaser concurrently with the Consummation of the Initial Public Offering.

SECTION 2.3.                      Registration Rights.  In connection with the sale and purchase of the Shares, the Corporation has agreed to grant the Purchaser certain registration rights with respect to Common Stock held by the Purchase and concurrently with the execution and delivery of this Agreement, the Corporation and the Purchaser, together with certain other purchasers of Common Stock, are entering into a Registration Rights Agreement for such purpose..

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Corporation as follows:

(a)         The Purchaser has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(b)         The execution, delivery and performance by the Purchaser of this Agreement will not (with or without notice or lapse of time, or both) (i) result in any violation of any provision of its articles of incorporation, company agreement, bylaws or other organizational documents, (ii) conflict with or constitute breach of, or default under, or result in the creation or imposition of any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it is a party or by which any of its assets may be bound or (iii) result in any violation of any applicable law, statute, rule or regulation or order of any governmental authority.  Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)         The Purchaser represents and warrants that the Purchaser: (i)  is familiar with the Corporation and its business prospects and (ii) has had an opportunity to select and consult with such attorneys, business consultants and any other person(s) the Purchaser has wished to confer with.  The Purchaser acknowledges that the Corporation has made available to the Purchaser prior to the signing of this Agreement and sale of any Common Stock, the opportunity to ask questions of any person authorized to act on behalf of the Corporation concerning any aspect of the investment and to obtain any additional information, to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information.

(d)         The Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.   The Purchaser has substantial knowledge and experience in financial, investment and business matters, and has the requisite knowledge and experience to evaluate the risks and merits of this investment.  The decision of the Purchaser to purchase the Shares hereunder has been made by the Purchaser independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Corporation that may have been made or given to the Purchaser.  The Purchaser can and will bear the economic risks of the Purchaser’s investment in the Corporation and is able to hold the Corporation’s Common Stock indefinitely without registration and is able to sustain a complete loss if the Shares become worthless.

(e)         The Purchaser is neither a U.S. person nor acquiring Shares for the account or benefit of any U.S. person.

(f)          This Agreement has been executed and delivered by the Purchaser outside the United States.

(g)         (i) The Shares being purchased hereunder have not been registered under the Securities Act, (ii) such Shares are being sold pursuant an exemption under Section 4(2) of the Securities Act or in reliance on Regulation S promulgated under the Securities Act, and (iii) the Corporation’s reliance on such exemption or Regulation S is predicated in part on the Purchaser’s representations made pursuant to this Agreement.  The Purchaser has no contract, undertaking, agreement or arrangement with any other person or entity to sell, transfer or pledge any Common Stock that the Purchaser is purchasing hereunder, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

(h)         The Purchaser acknowledges that the Shares of Common Stock have not been registered or qualified for resale under applicable securities laws and may not be sold except pursuant to such registration or qualification thereunder or an exemption therefrom.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to the Purchaser as follows:

(a)         The Corporation has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Corporation will not violate any other material agreement to which the Corporation is a party.  This Agreement has been duly and validly authorized, executed and delivered by the Corporation and constitutes a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) s subject to general principles of equity.

(b)         The Shares, upon issuance against payment therefore hereunder, will be duly authorized, validly issued, fully paid and non-assessable.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.                      Governing Law.  This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions.

SECTION 5.2.                      Assignment.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder shall be assignable by either the Corporation or Purchaser without the other’s prior written consent, except that Purchaser (or any successor assignee) may assign any or all of the foregoing in whole or in part to one or more of its Affiliates.

SECTION 5.3.                      Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

SECTION 5.4.                      Section and Other Headings; Interpretation.  The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

SECTION 5.5.                      Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

SECTION 5.6.                      Entire Agreement; Waiver, Amendment.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral.  Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ALMA MARITIME LIMITED

By:
Name:
Title:

MAAS CAPITAL INVESTMENTS B.V.

By:
Name:
Title:

[Signature Page to Alma Maritime Limited Subscription Agreement]

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of March     , 2010, is entered into by and between Alma Maritime Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Corporation”), and MK Maritime LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Corporation desires to issue and sell to Purchaser, and Purchaser desires to subscribe for and purchase from the Corporation, a number of shares of the Common Stock, par value $0.001 per share, of the Corporation (“Common Stock”);

WHEREAS, the Corporation and Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used in this Agreement shall have the following respective meanings:

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Corporation.

“Consummation of the Initial Public Offering” following the sale to the underwriters of the number of firm shares stated in the final prospectus related to the Corporation’s initial public offering of Common Stock.

“Control” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary.  Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

“Purchase Price” means thirty-three million three hundred and forty-seven thousand four hundred and twenty U.S. Dollars ($33,347,420.00).  Purchaser shall be entitled to receive credit towards the Purchase Price for any cash advanced to the Corporation prior to consummation of the transactions contemplated in Sections 2.1 and 2.2 hereof.

“Shares” means 1,667,371 shares of Common Stock to be purchased by the Purchaser and issued by the Corporation in accordance with the terms hereof.

ARTICLE II

PURCHASE AND SALE OF SHARES

SECTION 2.1.                      Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions hereof, the Corporation agrees to issue and sell to Purchaser, and the Purchaser agrees to subscribe for and purchase from the Corporation, the Shares in exchange for the Purchase Price paid by the Purchaser as set forth in Section 2.2 below.

SECTION 2.2.                      Payment for Issuance of Shares.  The Purchaser shall pay the Purchase Price for the Shares and the Corporation shall issue the Shares to the Purchaser concurrently with the Consummation of the Initial Public Offering.

SECTION 2.3.                      Registration Rights.  In connection with the sale and purchase of the Shares, the Corporation has agreed to grant the Purchaser certain registration rights with respect to Common Stock held by the Purchaser and, concurrently with the execution and delivery of this Agreement, the Corporation and the Purchaser together with certain other purchasers of the Common Stock, are entering into a Registration Rights Agreement for such purpose..

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Corporation as follows:

(a)           The Purchaser has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(b)           The execution, delivery and performance by the Purchaser of this Agreement will not (with or without notice or lapse of time, or both) (i) result in any violation of any provision of its limited liability company agreement, bylaws or other organizational documents, (ii) conflict with or constitute breach of, or default under , or result in the creation or imposition of any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which it is a party or by which any of its assets may be bound or (iii) result in any violation of any applicable law, statute, rule or regulation or order of any governmental authority.  Except as already obtained, no material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority

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is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)           The Purchaser represents and warrants that the Purchaser: (i)  is familiar with the Corporation and its business prospects and (ii) has had an opportunity to select and consult with such attorneys, business consultants and any other person(s) the Purchaser has wished to confer with.  The Purchaser acknowledges that the Corporation has made available to the Purchaser prior to the signing of this Agreement and sale of any Common Stock, the opportunity to ask questions of any person authorized to act on behalf of the Corporation concerning any aspect of the investment and to obtain any additional information, to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information.

(d)           The Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.  The Purchaser has substantial knowledge and experience in financial, investment and business matters, and has the requisite knowledge and experience to evaluate the risks and merits of this investment.  The decision of the Purchaser to purchase the Shares hereunder has been made by the Purchaser independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Corporation that may have been made or given to the Purchaser.  The Purchaser can and will bear the economic risks of the Purchaser’s investment in the Corporation and is able to hold the Corporation’s Common Stock indefinitely without registration and is able to sustain a complete loss if the Shares become worthless.

(e)           The Purchaser recognizes that: (i) the Shares being purchased hereunder have not been registered under the Securities Act, (ii) such Shares are being sold pursuant an exemption under Section 4(2) of the Securities Act, and (iii) the Corporation’s reliance on such exemption is predicated in part on the Purchaser’s representations made pursuant to this Agreement.  The Purchaser is acquiring the Shares for its own account, for investment purposes only and has no contract, undertaking, agreement or arrangement with any other person or entity to sell, transfer or pledge any Shares that the Purchaser is purchasing hereunder, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

(f)            The Purchaser acknowledges and agrees that the Shares and the other shares of Common Stock held by the Purchaser have not been registered or qualified for resale under applicable securities laws and may not be sold except pursuant to such registration or qualification thereunder or an exemption therefrom.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to the Purchaser as follows:

(a)           The Corporation has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Corporation will not violate any other material agreement

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to which the Corporation is a party.  This Agreement has been duly and validly authorized, executed and delivered by the Corporation and constitutes a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) s subject to general principles of equity.

(b)           The Shares, upon issuance against payment therefore hereunder, will be duly authorized, validly issued, fully paid and non-assessable.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.                      Governing Law.  This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions.

SECTION 5.2.                      Assignment.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder shall be assignable by either the Corporation or Purchaser without the other’s prior written consent, except that Purchaser (or any successor assignee) may assign any or all of the foregoing in whole or in part to one or more of its Affiliates.

SECTION 5.3.                      Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

SECTION 5.4.                      Section and Other Headings; Interpretation.  The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

SECTION 5.5.                      Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

SECTION 5.6.                      Entire Agreement; Waiver, Amendment.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral.  Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ALMA MARITIME LIMITED

By:
Name:
Title:

MK MARITIME LLC

By:
Name:
Title:

[Signature Page to Alma — MK Maritime Subscription Agreement]

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